AMENDMENT
TO THE
CONSTRUCTION TERM LOAN SUPPLEMENT

THIS AMENDMENT is entered into as of December 22, 2009, between **FARM CREDIT SERVICES OF MID-AMERICA, FLCA** ("Farm Credit") and **GREEN PLAINS OBION LLC, Rives, Tennessee** (the "Company").

BACKGROUND

Farm Credit and the Company are parties to a Construction Term Loan Supplement dated August 31, 2007 (such agreement, as previously amended, is hereinafter referred to as the "Supplement"). Farm Credit and the Company now desire to amend certain sections of the Supplement. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Farm Credit and the Company agree as follows:

1. Section 5 of the Supplement is hereby amended and restated to read as follows:

SECTION 5. Interest. The Company agrees to pay interest on the unpaid principal balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

(A) One-Month LIBOR Index Rate. At a rate (rounded upward to the nearest 1/100th and adjusted for reserves required on "Eurocurrency Liabilities" [as hereinafter defined] for banks subject to "FRB Regulation D" [as hereinafter defined] or required by any other federal law or regulation) per annum equal at all times to the rate quoted by the British Bankers Association (the "BBA") at 11:00 a.m. London time for the offering of one (1)-month U.S. dollars deposits, as published by Bloomberg or another major information vender listed on BBA's official website on the first "U.S. Banking Day" (as hereinafter defined) in each week, with such rate to change weekly on such day, plus the applicable interest rate spread set forth in Section 5(D) below. The rate shall be reset automatically, without the necessity of notice being provided to the Company or any other party, on the first "U.S. Banking Day" of each succeeding week, and each change in the rate shall be applicable to all balances subject to this option. Information about the then-current rate shall be made available upon telephonic request. For purposes hereof: (1) "U.S. Banking Day" shall mean a day on which Agent is open for business and banks are open for business in New York, New York; (2) "Eurocurrency Liabilities" shall have the meaning as set forth in "FRB Regulation D"; and (3) "FRB Regulation D" shall mean Regulation D as promulgated by the Board of Governors of the Federal Reserve System, 12 CFR Part 204, as amended.

(B) Quoted Rate. At a fixed rate per annum to be quoted by Agent in its sole discretion in each instance. Under this option, rates may be fixed on such balances and for such periods, as may be agreeable to Agent in its sole discretion in each instance, provided that: (1) the minimum fixed period shall be 180 days; (2) amounts may be fixed in increments of $500,000.00 or multiples thereof; and (3) the maximum number of fixes in place at any one time shall be ten.

(C) LIBOR. At a fixed rate per annum equal to "LIBOR" (as hereinafter defined), plus the applicable interest rate spread set forth in Section 5(D) below. Under this option: (1) rates may be fixed for "Interest Periods" (as hereinafter defined) of 1, 2, 3, 6, 9, or 12 months as selected by the Company; (2) amounts may be fixed in increments of $500,000.00 or multiples thereof; (3) the maximum number of fixes in place at any one time shall be ten; and (4) rates may only be fixed on a "Banking Day" (as hereinafter defined) on three Banking Days' prior written notice. For purposes hereof: (a) "LIBOR" shall mean the rate (rounded upward to the nearest sixteenth and adjusted for reserves required on "Eurocurrency Liabilities" [as hereinafter defined] for banks subject to "FRB Regulation D" [as herein defined] or required by any other federal law or regulation) quoted by the British Bankers Association (the "BBA") at 11:00 a.m. London time two Banking Days before the commencement of the Interest Period for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Company; as published by Bloomberg or another major information vendor listed on BBA's official website; (b) "Banking Day" shall mean a day on which Agent is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England; (c) "Interest Period" shall mean a period commencing on the date this option is to take effect and ending on the numerically corresponding day in the next calendar month or the month that is 2, 3, 6, 9, or 12 months thereafter, as the case may be; provided, however, that: (i) in the event such ending day is not a Banking Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (ii) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month; (d) "Eurocurrency Liabilities" shall have meaning as set forth in "FRB Regulation D"; and (e) "FRB Regulation D" shall mean Regulation D as promulgated by the Board of Governors of the Federal Reserve System, 12 CFR Part 204, as amended.

(D) Performance Pricing Adjustments. The interest rate spread parameters set forth in Subsections (A) and (C) above shall be as follows:

Pricing Type	Initial Spread	Spread After Completion of $18,000,000.00 of Free Cash Flow Payments as defined in Construction and Term Loan Supplement RI047T01A, as amended
One-Month LIBOR	+430 Basis Points	+405 Basis Points
LIBOR	+390 Basis Points	+365 Basis Points

The applicable interest rate adjustment shall: (1) become effective on the first U. S. Banking Day of the week after completion of $18,000,000.00 in Free Cash Flow Payments and notice to Agent of such completion; and (2) shall be effective on a prospective basis only and shall not affect existing fixed rate pricing.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof. Notwithstanding the foregoing, rates may not be fixed in such a manner as to cause the Company to have to break any fixed rate balance in order to pay any installment of principal. All elections provided for herein shall be made electronically (if applicable), telephonically or in writing and must be received by Agent not later than 12:00 Noon Company's local time in order to be considered to have been received on that day; provided, however, that in the case of LIBOR rate loans, all such elections must be confirmed in writing upon Agent's request. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears by the 20th day of the following month or on such other day in such month as Agent shall require in a written notice to the Company; provided, however, in the event the Company elects to fix all or a portion of the indebtedness outstanding under the LIBOR interest rate option above, at Agent's option upon written notice to the Company, interest shall be payable at the maturity of the Interest Period and if the LIBOR interest rate fix is for a period longer than three months, interest on that portion of the indebtedness outstanding shall be payable quarterly in arrears on each three-month anniversary of the commencement date of such Interest Period, and at maturity.

2. Except as set forth in this amendment, the Supplement, including all amendments thereto, shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES OF MID-AMERICA, FLCA	**GREEN PLAINS OBION LLC**
By: ____________________	By: [signature]
Title: ____________________	Title: EVP FINANCE TREASURER

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof. Notwithstanding the foregoing, rates may not be fixed in such a manner as to cause the Company to have to break any fixed rate balance in order to pay any installment of principal. All elections provided for herein shall be made electronically (if applicable), telephonically or in writing and must be received by Agent not later than 12:00 Noon Company's local time in order to be considered to have been received on that day; provided, however, that in the case of LIBOR rate loans, all such elections must be confirmed in writing upon Agent's request. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears by the 20th day of the following month or on such other day in such month as Agent shall require in a written notice to the Company; provided, however, in the event the Company elects to fix all or a portion of the indebtedness outstanding under the LIBOR interest rate option above, at Agent's option upon written notice to the Company, interest shall be payable at the maturity of the Interest Period and if the LIBOR interest rate fix is for a period longer than three months, interest on that portion of the indebtedness outstanding shall be payable quarterly in arrears on each three-month anniversary of the commencement date of such Interest Period, and at maturity.

2. Except as set forth in this amendment, the Supplement, including all amendments thereto, shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES OF MID-AMERICA, FLCA	**GREEN PLAINS OBION LLC**
By: ______________________	By: Ron B. Gillis
Title: ______________________	Title: EVP FINANCE, TREASURER

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof. Notwithstanding the foregoing, rates may not be fixed in such a manner as to cause the Company to have to break any fixed rate balance in order to pay any installment of principal. All elections provided for herein shall be made electronically (if applicable), telephonically or in writing and must be received by Agent not later than 12:00 Noon Company's local time in order to be considered to have been received on that day; provided, however, that in the case of LIBOR rate loans, all such elections must be confirmed in writing upon Agent's request. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears by the 20th day of the following month or on such other day in such month as Agent shall require in a written notice to the Company; provided, however, in the event the Company elects to fix all or a portion of the indebtedness outstanding under the LIBOR interest rate option above, at Agent's option upon written notice to the Company, interest shall be payable at the maturity of the Interest Period and if the LIBOR interest rate fix is for a period longer than three months, interest on that portion of the indebtedness outstanding shall be payable quarterly in arrears on each three-month anniversary of the commencement date of such Interest Period, and at maturity.

2. Except as set forth in this amendment, the Supplement, including all amendments thereto, shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES OF MID-AMERICA, FLCA	**GREEN PLAINS OBION LLC**
By: ______________________	By: Ron B. Gillis
Title: ______________________	Title: EVP FINANCE TREASURER